Exhibit 99.1

Brookfield Reinsurance Completes $5.1 Billion Acquisition of American National

•	Key step in executing on Brookfield Reinsurance’s growth strategy to provide long-term value and security to policyholders

•	Demonstrates Brookfield Reinsurance’s leading capacity to deliver capital and investment solutions for U.S.-based insurers

BROOKFIELD NEWS, May 25, 2022 – Brookfield Reinsurance has completed its acquisition of American National in an all-cash transaction valued at approximately $5.1 billion.

Under the terms of the transaction, Brookfield Reinsurance acquired all issued and outstanding shares of American National Group, Inc. at a price of $190 per share.

Brookfield Reinsurance plans to build on American National’s strong track record of stable growth and disciplined underwriting. American National will maintain its headquarters in Galveston, TX, its presence in League City, TX, and operating hubs in Springfield, MO and Albany, NY.

Sachin Shah, Chief Executive Officer of Brookfield Reinsurance, said, “We look forward to building on American National’s strong franchise and delivering value for the benefit of all stakeholders, including employees and distribution partners. Brookfield Reinsurance will use its industry leading expertise and resources to enhance American National’s capital strength and support its ongoing commitment to policyholder and customer service.”

Jim Pozzi, President and Chief Executive Officer of American National, said, “Since our announcement last August, we have directly observed Brookfield Reinsurance’s commitment to maintaining well-capitalized insurance companies and its emphatic commitment to policyholder protection and customer service. We are extremely grateful to our employees and distribution partners for their unwavering support and dedication, and look forward to working with them as American National identifies opportunities for organic and strategic growth.”

American National provides Brookfield Reinsurance with a multi-line platform for further growth in the United States.

About Brookfield Reinsurance:

Brookfield Asset Management Reinsurance Partners Ltd. (NYSE, TSX: BAMR) provides capital solutions for insurance and reinsurance companies, and pension risk transfer products for Canadian pension plan sponsors. Each class A exchangeable share of Brookfield Reinsurance is exchangeable on a one-for-one basis with a class A limited voting share of Brookfield Asset Management Inc. (NYSE: BAM; TSX: BAM.A).

For more information, please visit our website at bamr.brookfield.com or contact:

Communications & Media: Kerrie McHugh Tel: (212) 618-3469 Email: kerrie.mchugh@brookfield.com	Investor Relations: Rachel Powell Tel: (416) 956-5141 Email: rachel.powell@brookfield.com

Cautionary Notice Regarding Forward-Looking Statements

Brookfield Reinsurance is not making any offer or invitation of any kind by communication of this news release and under no circumstance is it to be construed as a prospectus or an advertisement.

This news release and any related oral statements made by our representatives may contain “forward-looking information” within the meaning of Canadian provincial securities laws and “forward-looking statements” within the meaning of Canadian provincial securities laws and “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, and “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and in any applicable Canadian securities regulations. Forward-looking statements include statements that are predictive in nature, depend upon or refer to future events or conditions, include statements which reflect management’s expectations regarding the operations, business, financial condition, expected financial results, performance, prospects, opportunities, priorities, targets, goals, ongoing objectives, strategies and outlook of Brookfield Reinsurance and its subsidiaries, as well as the outlook for North American and international economies for the current fiscal year and subsequent periods. In particular, statements regarding American National’s future capital strength and its ability to identify future growth opportunities constitute forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “expects,” “anticipates,” “plans,” “believes,” “estimates,” “seeks,” “intends,” “targets,” “projects,” “forecasts” or negative versions thereof and other similar expressions, or future or conditional verbs such as “may,” “will,” “should,” “would” and “could.” In particular, the forward-looking statements contained in this news release include statements referring to the future state of the economy or the securities market and expected future deployment of capital and financial earnings.

Although we believe that our anticipated future results, performance or achievements expressed or implied by the forward-looking statements and information are based upon reasonable assumptions and expectations, the reader should not place undue reliance on forward-looking statements and information because they involve known and unknown risks, uncertainties and other factors, many of which are beyond our control, which may cause the actual results, performance or achievements of Brookfield Reinsurance to differ materially from anticipated future results, performance or achievement expressed or implied by such forward-looking statements and information.

Factors that could cause actual results to differ materially from those contemplated or implied by forward-looking statements include, but are not limited to: (i) investment returns that are lower than target; (ii) the impact or unanticipated impact of general economic, political and market factors in the countries in which we do business including as a result of COVID-19 and the related global economic shutdown; (iii) the behavior of financial markets, including fluctuations in interest and foreign exchange rates; (iv) global equity and capital markets and the availability of equity and debt financing and refinancing within these markets; (v) strategic actions including dispositions; the ability to complete and effectively integrate acquisitions into existing operations and the ability to attain expected benefits; (vi) changes in accounting policies and methods used to report financial condition (including uncertainties associated with critical accounting assumptions and estimates); (vii) the ability to appropriately manage human capital; (viii) the effect of applying future accounting changes; (ix) business competition; (x) operational and reputational risks; (xi) technological change; (xii) changes in government regulation and legislation within the countries in which we operate; (xiii) governmental investigations; (xiv) litigation; (xv) changes in tax laws; (xvi) ability to collect amounts owed; (xvii) catastrophic events, such as earthquakes, hurricanes and epidemics/pandemics; (xviii) the possible impact of international conflicts and other developments including terrorist acts and cyberterrorism; (xix) the introduction, withdrawal, success and timing of business initiatives and strategies; (xx) the failure of effective disclosure controls and procedures and internal controls over financial reporting and other risks; (xxi) health, safety and environmental risks; (xxii) the maintenance of adequate insurance coverage; (xxiii) the existence of information barriers between certain businesses within our asset management operations; (xxiv) risks specific to our business segments including our real estate, renewable power, infrastructure, private equity, and other alternatives, including credits; and (xxv) factors detailed from time to time in our documents filed with the securities regulators in Canada and the United States.

We caution that the foregoing list of important factors that may affect future results is not exhaustive and other factors could also adversely affect its results. Readers are urged to consider the foregoing risks, as well as other uncertainties, factors and assumptions carefully in evaluating the forward-looking information and are cautioned not to place undue reliance on such forward-looking information. Except as required by law, Brookfield Reinsurance undertakes no obligation to publicly update or revise any forward-looking statements or information, whether written or oral, that may be as a result of new information, future events or otherwise.

Past performance is not indicative nor a guarantee of future results. There can be no assurance that comparable results will be achieved in the future, that future investments will be similar to the historic investments discussed herein (because of economic conditions, the availability of investment opportunities or otherwise), that targeted returns, diversification or asset allocations will be met or that an investment strategy or investment objectives will be achieved.

Certain of the information contained herein is based on or derived from information provided by independent third-party sources. While Brookfield Reinsurance believes that such information is accurate as of the date it was produced and that the sources from which such information has been obtained are reliable, Brookfield Reinsurance does not make any representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of any of the information or the assumptions on which such information is based, contained herein, including but not limited to, information obtained from third parties.

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